================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                 --------------

         Date of Report (Date of earliest event reported) April 6, 2000

                         J.P. MORGAN & CO. INCORPORATED
             (Exact name of registrant as specified in its charter)

          DELAWARE                         1-5885                       13-2625764
   (State or other juris-               (Commission                    (IRS Employer
 diction of incorporation)              File Number)                Identification No.)


        60 WALL STREET, NEW YORK, NEW YORK                  10260-0060
     (Address of principal executive offices)               (Zip Code)

         Registrant's telephone number, including area code (212) 483-2323

         -----------------------------------------------------------------


         (Former name or former address, if changed since last report)

================================================================================

ITEM 5.  OTHER EVENTS

         On April 12, 2000, the Registrant issued a press release announcing its earnings for the three-month period ended March 31, 2000. A copy of such press release is filed herein as Exhibit 99a.

         On April 12, 2000, the Registrant issued a press release announcing the formation of eSolutions, a new global business development group within Investment Banking that will bring together strategic advice, financing, risk management, and investment in one unit. A copy of such press release is filed herein as Exhibit 99b.

         On April 11, 2000, a joint press release was issued announcing the Registrant's partnership, with AngloGold and Produits Artistiques de Metaux Precieux, to form GoldAvenue, an independent company that will be the first to offer a comprehensive range of products and services for businesses, investors and consumers in the gold market primarily through the use of the Internet. A copy of such press release is filed herein as Exhibit 99c.

         On April 10, 2000, a joint press release was issued announcing the Registrant along with five of the leading derivative dealers (Chase Manhattan Bank, Citigroup, Deutsche Bank, Morgan Stanley Dean Witter and Warburg Dillon Read), intend to create a joint venture called SwapsWire. The venture will be dedicated to developing the electronic trading of interest rate derivative transactions. A copy of such press release is filed herein as Exhibit 99d.

         On April 6, 2000 the Registrant issued a press release announcing the creation of TransactPlus, Inc. - an independent firm that provides a global network for companies to plug into and gain instant access to universal business to business integration services. A copy of such press release is filed herein as Exhibit 99e.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements

             NONE.

         (b) Pro Forma Financial Information

             NONE.

         (c) Exhibits

             12.  Statement re computation of ratios.

             99a. Copy of press release of J.P. Morgan & Co. Incorporated dated
                  April 12, 2000.

             99b. Copy of press release of J.P. Morgan & Co. Incorporated dated
                  April 12, 2000.

             99c. Copy of press release of J.P. Morgan & Co. Incorporated dated
                  April 11, 2000.

             99d. Copy of press release of J.P. Morgan & Co. Incorporated dated
                  April 10, 2000.

             99e. Copy of press release of J.P. Morgan & Co. Incorporated dated
                  April 6, 2000.

             99f. Morgan Guaranty Trust Company of New York Statement of Condition as of March 31, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                        J.P. MORGAN & CO. INCORPORATED

                        ------------------------------
                        (REGISTRANT)







                        /s/   Grace B. Vogel

                        ----------------------------
                        NAME:  Grace B. Vogel
                        TITLE: Chief Accounting Officer



DATE: April 6, 2000